UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2015
(Date of earliest event reported)

Atlantic Capital Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-37615	20-5728270
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

3280 Peachtree Road NE, Suite 1600
Atlanta, Georgia 30305
(Address of principal executive offices)
(Zip Code)

(404) 995-6050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 2, 2015, Atlantic Capital Bancshares, Inc. (“Atlantic Capital”) filed a Current Report on Form 8-K (the “Initial Filing”) with the Securities and Exchange Commission to report the consummation of the merger of First Security Group, Inc. (“First Security”) with and into Atlantic Capital pursuant to the Agreement and Plan of Merger, dated as of March 25, 2015, as amended on June 8, 2015, by and between Atlantic Capital and First Security.

This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Initial Filing to present certain unaudited pro forma combined financial statements of Atlantic Capital in connection with the transaction.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

In accordance with Item 9.01(b) of Form 8-K, the pro forma financial information required pursuant to Article 11 of Regulation S-X is furnished as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits

Exhibit No.        Description

99.1
Unaudited pro forma condensed combined balance sheet of Atlantic Capital as of September 30, 2015 and the unaudited pro forma condensed combined statement of operations of Atlantic Capital for the nine months ended September 30, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC CAPITAL BANCSHARES, INC.

Dated:    January 15, 2016
By: /s/ Patrick T. Oakes
Name: Patrick T. Oakes
Title:     Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Description

99.1
Unaudited pro forma condensed combined balance sheet of Atlantic Capital as of September 30, 2015 and the unaudited pro forma condensed combined statement of operations of Atlantic Capital for the nine months ended September 30, 2015.